                                                                   Exhibit 15(d)

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                         Title               Date
         ---------                         -----               ----
/s/ Dennis B. Mullen                      Trustee         April 20, 2004
---------------------------
Dennis B. Mullen

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                         Title                    Date
         ---------                         -----                    ----
/s/ James T. Rothe                        Trustee              April 20, 2004
---------------------------
James T. Rothe

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                        Title                 Date
         ---------                        -----                 ----
/s/ Arthur F. Lerner                     Trustee           April 20, 2004
---------------------------
Arthur F. Lerner

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                        Title                   Date
         ---------                        -----                   ----
/s/ Maureen T. Upton                     Trustee             April 20, 2004
---------------------------
Maureen T. Upton

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                           Title                   Date
         ---------                           -----                   ----
/s/ Thomas I. Florence                      Trustee             April 20, 2004
---------------------------
Thomas I. Florence

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                        Title                Date
         ---------                        -----                ----
/s/ Thomas H. Bailey                     Trustee          April 20, 2004
---------------------------
Thomas H. Bailey

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Girard C. Miller, and Loren M. Starr, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of this 20th day of April, 2004.

         Signature                      Title                  Date
         ---------                      -----                  ----
/s/ Samuel Boyd, Jr.                   Trustee           April 20, 2004
---------------------------
Samuel Boyd, Jr.